Exhibit 99.1

LIEBMAN GOLDBERG & HYMOWITZ LLP
Certified Public Accountants

595 Stewart Avenue, Suite 420
Garden City, New York 11530

Tel (516) 228-6600
Fax (516) 228-6664

Report of Independent Registered Public Accounting Firm

The Members
OSO USA LLC and Affiliate

We have audited the accompanying combined balance sheet of OSO USA LLC and Affiliate as of December 31, 2010 and 2009, and the related combined statement of operations, changes in members' deficit and cash flows for the year ended December 31, 2010 and the period April 28, 2009 (date of inception) through December 31, 2009. The Company's management is responsible for these combined financial statements. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall combined financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the combined financial position of OSO USA LLC and Affiliate as of December 31, 2010 and 2009, and the results of its operations and cash flows for the year ended December 31, 2010 and the period April 28, 2009 (date of inception) through December 31, 2009, in conformity with accounting principles generally accepted in the United States of America.

/s/ LIEBMAN GOLDBERG & HYMOWITZ LLP

Liebman Goldberg & Hymowitz, LLP
Garden City, New York

August 23, 2011

OSO USA LLC AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

December 31,

	2010	2009
Assets

Current Assets:
Cash	$2,521	$8,486
Accounts receivable - net	29,226	30,338
Inventory	12,747	11,905
Prepaid expenses and other current assets	7,182	16,872

Total current assets	51,676	67,601

Total assets	$51,676	$67,601

Liabilities and Members' (Deficit)

Current Liabilities:
Notes payable	$55,866	90,192
Accounts payable	33,647	6,944
Accrued expenses and sundry liabilities	67,749	27,052
Total current liabilities	157,262	124,188

Commitments and contingencies

Members' (deficit)	(105,586)	(56,587)

Total Members' (deficit)	(105,586)	(56,587)

Total liabilities and members' deficit	$51,676	$67,601

See independent auditors' report and accompanying notes.

OSO USA LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

For the years ended December 31,

		April 28 (Inception),
	2010	2009

Sales - net	$173,093	$124,238

Cost of goods sold	57,224	78,002

Gross profit	115,869	46,236

Operating expenses:
Selling	49,086	15,931
Warehouse and shipping	3,386	5,705
General and administrative	112,396	81,465
Total operating expenses	164,868	103,101

(Loss) from operations	(48,999)	(56,865)

Other income	-	278

Net (loss)	(48,999)	(56,587)

Members' deficit - beginning of year	(56,587)	-

Members' deficit - end of year	$(105,586)	$(56,587)

See independent auditors' report and accompanying notes.

OSO USA LLC AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the years ended December 31,

		April 28 (Inception),
	2010	2009
Cash Flows from Operating Activities:
Net (loss)	$(48,999)	$(56,587)
Adjustments to Reconcile Net (Loss) to Net Cash
Provided by (used in) Operating Activities:
Depreciation and amortization	24,901	18,750
Inventory in exchange for note	54,299	-
Decrease in allowance for doubtful accounts	(662)	5,400
Change in Assets and Liabilities:
Accounts receivable	1,774	(7,738)
Inventory	(842)	(11,905)
Prepaid expenses and other current assets	2,990	4,573
Accounts payable	26,703	6,944
Accrued expenses and sundry liabilities	40,697	27,052

Net cash provided by (used in) operating activities	100,861	(13,511)

Cash Flows from Financing Activities:
Proceeds from notes	-	93,250
Principal repayments on debt	(106,826)	(71,253)

Net cash (used in) provided by financing activities	(106,826)	21,997

Net (decrease) increase in cash	(5,965)	8,486

Cash - beginning of year	8,486	-

Cash - end of year	$2,521	$8,486

See independent auditors' report and accompanying notes.

OSO USA LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010

Note 1 – The Company:

OSO USA LLC ("OSO") and its subsidiary, Fury Distribution Holdings, LLC ("Fury") (collectively the “Company”) market and distribute functional beverages, which are sold principally to clubs and restaurants on premise and select retail accounts located in the NYC Metropolitan area.

Note 2 – Summary of Significant Accounting Policies:

Principals of Consolidation:

The consolidated financial statements include the accounts of OSO and its wholly-owned subsidiary. All significant intercompany transactions and balances have been eliminated in consolidation.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent asses and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash:

The Company places its cash with financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $250,000.

Revenue Recognition:

The Company recognizes sales revenue upon shipment of goods to customers, net of discounts and allowances.

Accounts Receivable:

Accounts receivable from trade customers are generally due within thirty days. The Company controls credit risks through its credit evaluation process, credit limits and monitoring procedures. Allowance for doubtful accounts amounted to $4,738 in 2010.

Inventory:

Inventory consisting solely of finished goods is stated at the lower of cost (first-in, first-out method) or market.

Income Taxes:

OSO and Fury are limited liability companies. As such, they are not subject to federal or state income taxes. They may be subject to New York City unincorporated business tax. These financial statements contain no income tax provisions.

Advertising:

The Company expenses the costs of advertising as incurred advertising expense for the year ended December 31, 2010 was $2,700. For the period April 28, 2009 (Inception) through December 31, 2009 the Company had incurred advertising costs of $21,445.

Recent Accounting Pronouncements:

No new accounting pronouncements or issues for the two years ended December 31, 2010 has had or is expected to have a material impact on the financial statements.

OSO USA LLC AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

December 31, 2010

Note 3 – Notes Payable:

In May 2009, the Company entered into a one year senior secured promissory note (the "Secured Note") with a private lender to provide funds for production of its products. The Secured Note does not bear interest so long as no default is in occurrence.  The face value of the Secured Note was originally $100,000.  As of December 31, 2010, the note has been entirely paid. The Secured Note is subject to a mandatory monthly cash flow recapture provision whereby payments are made against the Secured Note pursuant to a formula. In accordance with the original issuance discount of the Secured Note, amortization expense of $18,750 has been charged.

In June 2009, we entered into a $49,444 demand note with Fury Distribution, Inc., a minority shareholder of the Company, primarily for the purchase of certain point of sale marketing materials and accounts receivable. The demand note does not bear interest and had an original maturity date of December 31, 2009. As of December 31, 2010, the balance of this note was $24,843.

In March of 2010 the Company entered into a $72,500 non-interest bearing note for the purchase of inventory. This note is secured by the Company's accounts receivable and inventory and precludes the issuance of any other indebtedness pari passu or senior to it. This note is subject to a mandatory monthly cash flow recapture provision whereby payments are made against this note pursuant to a formula. The funded amount under the note was $54,299, resulting in an original issuance discount of $18,201.  In accordance with the original issuance discount of the secured note, amortization expense of $13,651 has been recorded in 2010.  The note has a maturity date of March 11, 2011.

Notes payable - current	2010	2009
Fury Distribution Inc.	$24,843	$30,873
Sterling International Mercantile	31,023	-
Rubic Consultants	-	54,319
Core Equity Group	-	5,000
	$55,866	$90,192

Reconciliation to cash flows from financing activities	2010	2009
Unamortized original issuance discount	$-	$11,250
Note Repayments - Fury Distribution Inc.	(6,030)	(18,572)
Note Funding - Rubic Consultants	-	70,000
Note Repayments - Rubic Consultants	(54,319)	(45,681)
Note Funding - Core Equity Group	-	12,000
Note Repayments - Core Equity Group	(5,000)	(7,000)
Note Repayments - Sterling International Mercantile	(41,477)	-
	$(106,826)	$21,997

Note 4 – Commitments and Contingencies:

The Company rents its principal facilities on a month-to-month basis.  Rental expense of $500 per month commenced in August 2010.  Rental expense for the year ended December 31, 2010 was $2,500.

Note 5 – Subsequent Events:

On August 22, 2011, the Company entered into an agreement and plan of merger with International Development and Environmental Holdings ("IDEH"). Pursuant to the agreement, the Company will become a wholly-owned subsidiary of IDEH. As consideration for the merger the members will receive 500,000 newly-issued common shares of IDEH for each 1% of membership interest held.

Subsequent to August 22, 2011, and effective September 14, 2011, OSO had terminated the agreement and plan of merger with IDEH.

OSO USA LLC AND AFFILIATE

(Supplementary Information)

Consolidating Balance Sheets

December 31,

Assets

Current Assets:	OSO USA LLC	Fury Distribution Holdings, LLC	Adjustments in Consolidation	Consolidated 2010	Consolidated 2009
Cash	$ 2,513	$ 8	$ -	2,521	$ 8,486
Accounts receivable - net	28,313	24,876	(23,963)	29,226	30,338
Inventory	12,747	-	-	12,747	11,905
Prepaid expenses and other current assets	12,182	-	(5,000)	7,182	16,872
Total current assets	55,755	24,884	(28,963)	51,676	67,601
Total assets	$ 55,755	$ 24,884	$ (28,963)	$ 51,676	$ 67,601

Liabilities and Members' Deficit

Current Liabilities:	OSO USA LLC	Fury Distribution Holdings, LLC	Adjustments in Consolidation	Consolidated 2010	Consolidated 2009
Notes payable	$ 31,023	$ 24,843	$ -	$ 55,866	$ 90,192
Accounts payable	23,848	33,762	(23,963)	33,647	6,944
Accrued expenses and sundry liabilities	47,211	25,538	(5,000)	67,749	27,052
Total current liabilities	102,082	84,143	(28,963)	157,262	124,188
Members' (deficit)	(46,327)	(59,259)	-	(105,586)	(56,587)
Total Liabilities and Members' deficit	$ 55,755	$ 24,884	$ (28,963)	$ 51,676	$ 67,601

See independent auditors' report and accompanying notes.

- 7-

OSO USA LLC AND AFFILIATE

(Supplementary Information)

Consolidating Statements of Operations

For the years ended December 31,

	OSO USA LLC	Fury Distribution Holdings, LLC	Adjustments in Consolidation	Consolidated 2010	Consolidated 2009
Sales-net	$ 144,349	$ 168,552	$ (139,808)	$ 173,093	124,238
Cost of goods sold	51,648	145,384	(139,808)	57,224	78,002
Gross profit	92,701	23,168	-	115,869	46,236
Operating expenses:					
Selling	21,809	27,277	-	49,086	15,931
Warehouse and shipping	-	3,386	-	3,386	5,705
General and administrative	103,868	8,528	-	112,396	81,465
Total operating expenses	125,677	39,191	-	164,868	103,101
(Loss) from operations	(32,976)	(16,023)	-	(48,999)	(56,865)

See independent auditors' report and accompanying notes.

-8-

OSO USA LLC AND SUBSIDIARY

Consolidated Condensed Balance Sheet

As of September 30, 2011

	9/30/11	12/31/10
	UNAUDITED	AUDITED

Assets
Cash	$-	$2,521
Accounts Receivable (Net)	36,228	29,226
Inventory	26,192	12,747
Prepaid Expenses and Other Assets	15,961	7,182
Total Assets	$78,381	$51,676

Liabilities and Equity
Notes Payable	$78,323	$55,866
Accounts Payable	33,953	33,647
Accrued Expenses and Sundry	107,110	67,749
Total Liabilities	219,386	157,262

Members Equity	(141,005)	(105,586)

Total Liabilities and Member's Equity	$78,381	$51,676

See accompanying notes to financial statements.

OSO USA LLC AND SUBSIDIARY

Consolidated Condensed Income Statement
UNAUDITED
Quarter Ended

	Three Months Ended		Nine Months Ended
	9/30/11	9/30/10	9/30/11	9/30/10

Sales	$24,227	$48,315	$78,321	$147,297
Allowances	(1,925)	(2,746)	(5,936)	(10,576)
Net Sales	22,302	45,569	72,385	136,721

Cost of Goods Sold	8,071	13,458	26,557	42,303
Gross Profit	14,231	32,111	45,828	94,418

Operating Expenses
Warehouse and Shipping	-	-	-	3,383
Selling Expense	8,305	13,144	37,460	31,565
General and Administrative	20,220	24,803	43,787	72,785
Total Operating Expenses	28,525	37,947	81,247	107,733
Operating Income	(14,294)	(5,836)	(35,419)	(13,315)

Other Income/Expense	-	-	-	-
Provision for Taxes	-	-	-	-
Net Income	$(14,294)	$(5,836)	$(35,419)	$(13,315)

See accompanying notes to financial statements.

OSO USA LLC AND SUBSIDIARY

Consolidated Cash Flow Statement
UNAUDITED
Year to Date Ended

	9/30/11	9/30/10

Cash Flows From Operating Activities
Net (loss)	$(35,419)	$(13,315)
Adjustments to Reconcile Net (Loss) to Net Cash
Provided by (Used in) Operating Activities
Depreciation and Amortization	10,174	12,851
Inventory in Exchange for Note	40,003	54,299
Change in Assets and Liabilities
Accounts Receivable	(7,002)	(6,781)
Inventory	(13,445)	(15,402)
Prepaid Expense and Other Current Assets	(5,456)	13,186
Accounts Payable	306	28,905
Accrued Expenses and Sundry Liabilities	39,361	6,355
Net Cash Provided by (Used in) Operating Activities	(28,522)	80,098

Cash Flows Provided by Financing Activities
Proceeds from (Repayments of) Notes	(31,043)	(85,247)
Net Cash (Used in) Provided by Financing Activities	(31,043)	(85,247)

Net (Decrease) Increase in Cash	(2,521)	(5,149)

Cash - Beginning of Period	2,521	8,486

Cash - Ending of Period	$-	$3,337

See accompanying notes to financial statements.

OSO USA LLC AND SUBSIDIARY
NOTES TO COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

September 30, 2011

Note 1 – The Company:

OSO USA LLC ("OSO”) and its subsidiary, Fury Distribution Holdings LLC (“Fury”) (collectively, the “Company”) market and distribute functional beverages, which are sold principally to clubs, restaurants, on premise and select retail accounts located in the NYC Metropolitan area.

All significant intercompany accounts and transactions have been eliminated in the combined financial statements.

Note 2 – Summary of Significant Accounting Policies:

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Cash:

The Company places its cash with financial institutions. Accounts at each institution are insured by the Federal Deposit Insurance Corporation up to $250,000.

Revenue Recognition:

The Company recognizes sales revenue upon shipment of goods to customers, net of discounts and allowances.

Accounts Receivable:

Accounts receivable from trade customers are generally due within thirty days. The Company controls credit risks through its credit evaluation process, credit limits and monitoring procedures. Allowance for doubtful accounts amounted to $4,738 as of September 30, 2011.

Inventory:

Inventory consisting solely of finished goods is stated at the lower of cost (first-in, first-out method) or market.

Income Taxes:

OSO and Fury are limited liability companies. As such, they are not subject to federal or state income taxes. They may be subject to New York City unincorporated business tax. These financial statements contain no income tax provisions.

Recent Accounting Pronouncements:

No new accounting pronouncements or issues for period ended September 30, 2011 has had or is expected to have a material impact on the financial statements.

OSO USA LLC AND SUBSIDIARY
NOTES TO COMBINED FINANCIAL STATEMENTS
(UNAUDITED)

September 30, 2011

Note 3 – Notes Payable:

In June 2009, we entered into a $49,444 demand note with Fury Distribution, Inc., a minority shareholder of the Company, primarily for the purchase of certain point of sale marketing materials and accounts receivable. The demand note does not bear interest and had an original maturity date of December 31, 2009. As of September 30, 2011, the balance of this note was $25,823.  The demand note was paid in full in October 2011.

In March 2010, the Company entered into a $72,500 non-interest bearing note for the purchase of inventory. This note is secured by the Company's accounts receivable and inventory and precludes the issuance of any other indebtedness pari passu or senior to it. This note is subject to a mandatory monthly cash flow recapture provision whereby payments are made against this note pursuant to a formula. The funded amount under the note was $54,299, resulting in an original issuance discount of $18,201.  In accordance with the original issuance discount of the secured note, amortization expense of $4,550 has been recorded for the nine month period ended September 30, 2011, representing full amortization of the discount.  The note had a maturity date of March 11, 2011, and has been paid in full.

In May 2011, the Company entered into a $53,500 non-interest bearing note for the purchase of inventory. This note is secured by the Company's accounts receivable and inventory and precludes the issuance of any other indebtedness pari passu or senior to it. This note is subject to a mandatory monthly cash flow recapture provision whereby payments are made against this note pursuant to a formula. The funded amount under the note was $40,003, resulting in an original issuance discount of $13,497.  In accordance with the original issuance discount of the secured note, amortization expense of $5,624 has been recorded for the nine month period ended September 30, 2011.  The note has a maturity date of May 2, 2012.

	Sep 30	Dec 31
Notes payable - current	2011	2010
Fury Distribution Inc.	$25,823	$24,843
Sterling International Mercantile	52,500	31,023
	$78,323	$55,866

	Sep 30	Dec 31
Reconciliation to cash flows from financing activities	2011	2010
Credits - Fury Distribution Inc.	$980	$-
Note Repayments - Fury Distribution Inc.	-	(6,030)
Note Repayments - Rubic Consultants	-	(54,319)
Note Repayments - Core Equity Group	-	(5,000)
Note Repayments - Sterling International Mercantile	(32,023)	(41,477)
	$(31,043)	$(106,826)

Note 4 – Commitments and Contingencies:

The Company rents its principal facilities on a month-to-month basis.  Rental expense of $500 per month commenced in August 2010, and was increased to $2,500 per month effective August 15, 2011.  Rent expense for the first nine months of 2011 was $5,750.

Note 5 – Subsequent Events:

On October 19, 2011, the Company closed an agreement and plan of merger transaction with DAM Holdings, Inc. (“DAMH”).  Pursuant to the agreement, the Company become a wholly-owned subsidiary of DAMH. As consideration for the merger the members will receive 500,000 newly-issued common shares of DAMH for each 1% of membership interest held.